[WFS LOGO] WFS FINANCIAL INC




                        WFS FINANCIAL 2004-2 OWNER TRUST
                           Distribution Date Statement
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004




 COLLECTIONS

                                                                                                                       DOLLARS
 Payments received                                                                                                   64,936,060.97
                   Plus/(Less):
                                    Net Servicer Advances                                                               879,767.08
                                    Investment Earnings on funds in the
                                      Collection Account                                                                 26,762.59
                                                                                                                    --------------
 Net Collections                                                                                                     65,842,590.64
                   Plus/(Less):
                                    Funds in Spread Account                                                          22,522,087.73
                                                                                                                    --------------
 Total Available Funds                                                                                               88,364,678.37
                                                                                                                    ==============



 DISTRIBUTIONS


                   Servicing Fee                                                                    1,816,136.00
                   Trustee and Other Fees                                                                   0.00
                                                                                                   -------------

 Total Fee Distribution                                                                                               1,816,136.00

                   Note Interest Distribution Amount - Class A-1                   420,048.00
                   Note Interest Distribution Amount - Class A-2                 1,539,134.72
                   Note Interest Distribution Amount - Class A-3                   881,125.00
                   Note Interest Distribution Amount - Class A-4                 1,791,510.42
                                                                             ----------------
                                                                                 4,631,818.14

                   Note Principal Distribution Amount - Class A-1               66,637,741.45
                   Note Principal Distribution Amount - Class A-2                        0.00
                   Note Principal Distribution Amount - Class A-3                        0.00
                   Note Principal Distribution Amount - Class A-4                        0.00
                                                                             ----------------
                                                                                66,637,741.45
 Total Class A Interest and Principal Distribution                                                                   71,269,559.59

                   Note Interest Distribution Amount - Class B-1                   254,234.38
                   Note Principal Distribution Amount - Class B-1                        0.00
                                                                             ----------------

 Total Class B Interest and Principal Distribution                                                                      254,234.38

                   Note Interest Distribution Amount - Class C-1                   300,333.33
                   Note Principal Distribution Amount - Class C-1                        0.00
                                                                             ----------------

 Total Class C Interest and Principal Distribution                                                                      300,333.33

                   Note Interest Distribution Amount - Class D-1                   270,576.04
                   Note Principal Distribution Amount - Class D-1                        0.00
                                                                             ----------------

 Total Class D Interest and Principal Distribution                                                                      270,576.04

                   Spread Account Deposit                                                                            14,453,839.03
                                                                                                                    --------------

 Total Distributions                                                                                                 88,364,678.37
                                                                                                                    ==============

                        WFS FINANCIAL 2004-2 OWNER TRUST
                           Distribution Date Statement
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004



 PORTFOLIO DATA:

                                                                              # of loans
       Beginning Aggregate Principal Balance                                      94,240                     1,500,000,000.00

           Less:                    Principal Payments                                       (25,386,420.06)
                                    Full Prepayments                              (2,160)    (28,171,675.41)
                                    Partial Prepayments                               --               0.00
                                    Liquidations                                     (73)     (1,058,001.51)
                                                                                             --------------
                                                                                                               (54,616,096.98)
                                                                                                             ----------------
       Ending Aggregate Principal Balance                                         92,007                     1,445,383,903.02
                                                                                                             ================

 Ending Outstanding Principal Balance of Notes                                                               1,410,862,258.55
 Overcollateralization Amount                                                                                   34,521,644.47
 Overcollateralization Level                                                                                            2.39%

 OTHER RELATED INFORMATION:

 Spread Account:

                   Beginning Balance                                                          22,500,000.00
                         Investment earnings on funds in spread account                           22,087.73
                         Less: Funds included in Total Available Funds                       (22,522,087.73)
                         Deposits                                                             14,453,839.03
                         Reductions                                                                    0.00
                                                                                             --------------
                   Ending Balance                                                                               14,453,839.03

                   Beginning Initial Deposit                                                  22,500,000.00
                         Repayments                                                                    0.00
                                                                                             --------------
                   Ending Initial Deposit                                                                       22,500,000.00


 Modified Accounts:
                   Principal Balance                                                                  0.00%              0.00
                   Scheduled Balance                                                                  0.00%              0.00

 Servicer Advances:
                   Beginning Unreimbursed Advances                                                     0.00
                   Net Advances                                                                  879,767.08
                                                                                             --------------
                                                                                                                   879,767.08

 Net Charge-Off Data:
                   Charge-Offs                                                                    78,254.38
                   Recoveries                                                                    (17,744.50)
                                                                                             --------------
                   Net Charge-Offs                                                                                  60,509.88

 Delinquencies (P&I):                                                        # of loans
                   30-59 Days                                                        753       6,607,306.40
                   60-89 Days                                                         23         172,401.59
                   90-119 Days                                                         0               0.00
                   120 days and over                                                   0               0.00

 Repossessions                                                                         2          21,590.00

 Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or
  9.01 of the Sale and Servicing Agreement)                                            0                                 0.00

 Cumulative Charge-Off Percentage                                                                                       0.00%

 WAC                                                                                                                 10.8836%
 WAM                                                                                                                   61.499

                        WFS FINANCIAL 2004-2 OWNER TRUST
                           Distribution Date Statement
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004


===============================================================================================================
                            BEGINNING         NOTE MONTHLY                       TOTAL
            ORIGINAL       OUTSTANDING          PRINCIPAL          PRIOR       PRINCIPAL           PRINCIPAL
            PRINCIPAL       PRINCIPAL         DISTRIBUTABLE      PRINCIPAL   DISTRIBUTABLE       DISTRIBUTION
CLASSES      BALANCE         BALANCE             AMOUNT          CARRYOVER       AMOUNT             AMOUNT
===============================================================================================================
 A-1     240,000,000.00    240,000,000.00     66,637,741.45          0.00   66,637,741.45       66,637,741.45


 A-2     515,000,000.00    515,000,000.00              0.00          0.00            0.00                0.00


 A-3     210,000,000.00    210,000,000.00              0.00          0.00            0.00                0.00


 A-4     343,750,000.00    343,750,000.00              0.00          0.00            0.00                0.00


 B-1      56,250,000.00     56,250,000.00              0.00          0.00            0.00                0.00


 C-1      63,750,000.00     63,750,000.00              0.00          0.00            0.00                0.00


 D-1      48,750,000.00     48,750,000.00              0.00          0.00            0.00                0.00
===============================================================================================================
TOTAL  1,477,500,000.00  1,477,500,000.00     66,637,741.45          0.00   66,637,741.45       66,637,741.45
===============================================================================================================




==============================================================
                              REMAINING            TOTAL
             CURRENT         OUTSTANDING         PRINCIPAL
            PRINCIPAL         PRINCIPAL         AND INTEREST
CLASSES     CARRYOVER          BALANCE          DISTRIBUTION
==============================================================
 A-1           0.00         173,362,258.55     67,057,789.45


 A-2           0.00         515,000,000.00      1,539,134.72


 A-3           0.00         210,000,000.00        881,125.00


 A-4           0.00         343,750,000.00      1,791,510.42


 B-1           0.00          56,250,000.00        254,234.38


 C-1           0.00          63,750,000.00        300,333.33


 D-1           0.00          48,750,000.00        270,576.04
==============================================================
TOTAL          0.00       1,410,862,258.55     72,094,703.34
==============================================================



=============================================================================================================================
                             NOTE
                            MONTHLY                        TOTAL
                           INTEREST          PRIOR        INTEREST        INTEREST       CURRENT       DEFICIENCY    POLICY
 NOTE     INTEREST       DISTRIBUTABLE      INTEREST    DISTRIBUTABLE   DISTRIBUTION    INTEREST          CLAIM      CLAIM
CLASSES     RATE            AMOUNT         CARRYOVER       AMOUNT          AMOUNT       CARRYOVER        AMOUNT      AMOUNT
=============================================================================================================================
 A-1      1.16680%         420,048.00        0.00        420,048.00       420,048.00        0.00           0.00       0.00

 A-2      2.03000%       1,539,134.72        0.00      1,539,134.72     1,539,134.72        0.00           0.00       0.00

 A-3      2.85000%         881,125.00        0.00        881,125.00       881,125.00        0.00           0.00       0.00

 A-4      3.54000%       1,791,510.42        0.00      1,791,510.42     1,791,510.42        0.00           0.00       0.00

 B-1      3.07000%         254,234.38        0.00        254,234.38       254,234.38        0.00           0.00       0.00

 C-1      3.20000%         300,333.33        0.00        300,333.33       300,333.33        0.00           0.00       0.00

 D-1      3.77000%         270,576.04        0.00        270,576.04       270,576.04        0.00           0.00       0.00
=============================================================================================================================
TOTAL                    5,456,961.89        0.00      5,456,961.89     5,456,961.89        0.00           0.00       0.00
=============================================================================================================================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                              Officer's Certificate
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004




Detailed Reporting

   See Schedule F



WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of June 30, 2004 and were performed in conformity with the Sale and Servicing Agreement dated May 01, 2004.





                                      -----------------------------------------
                                      Susan Tyner
                                      Vice President
                                      Assistant Controller




                                      -----------------------------------------
                                      Mark Olson
                                      Senior Vice President
                                      Controller